UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2023

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;                  Compensatory Arrangements of Certain Officers.
On September 21, 2023, the Compensation Committee of the Board of Directors of HomeTrust Bancshares, Inc. (the “Company”) approved, for the six-month transition period ending December 31, 2023, targeted incentive award opportunities and performance measures and weightings under the Company’s Senior Leadership Incentive Plan (the “Plan”). The incentive award opportunities are for a six-month transition period because, as previously reported, the Company is changing its fiscal year end from June 30 to December 31.
For the six-month transition period ending December 31, 2023, the targeted incentive award opportunities for the following executive officers (each of whom will be a named executive officer in the Company’s next annual meeting proxy statement) were established: C. Hunter Westbrook, President and Chief Executive Officer, 25% of annual base salary; Tony J. VunCannon, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer, 15% of annual base salary; Kristin Y. Powell, Executive Vice President and Consumer and Business Banking Group Executive, 20% of annual base salary; John F. Sprink, II, Executive Vice President, Commercial Banking Group Executive, 20% of annual base salary; and Keith J. Houghton, Executive Vice President and Chief Credit Officer, 15% of annual base salary. The Plan performance measures and weightings will be as follows for Messrs. Westbrook, VunCannon and Houghton: pretax, pre-provision income (75% weighting); efficiency ratio (25% weighting). The Plan performance measures and weightings will be as follows for Ms. Powell and Mr. Sprink: pretax, pre-provision income (50% weighting); efficiency ratio (25% weighting); division profitability (25% weighting).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: September 26, 2023	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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